Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES THIRD QUARTER 2024 RESULTS

Houston, Texas

October 30, 2024

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its third quarter ended September 30, 2024.

SEACOR Marine’s consolidated operating revenues for the third quarter of 2024 were $68.9 million, operating loss was $6.5 million, and direct vessel profit (“DVP”)(1) was $16.0 million. This compares to consolidated operating revenues of $76.9 million, operating income of $9.8 million, and DVP of $36.8 million in the third quarter of 2023, and consolidated operating revenues of $69.9 million, operating loss of $3.9 million, and DVP of $20.3 million in the second quarter of 2024.

Notable third quarter items include:

•
10.4% decrease in revenues from the third quarter of 2023 and a 1.4% decrease from the second quarter of 2024.
•
Average day rates of $18,879, a 4.6% increase from the third quarter of 2023, and a 1.4% decrease from the second quarter of 2024.
•
67% utilization, a decrease from 73% in the third quarter of 2023 and a decrease from 69% in the second quarter of 2024.
•
DVP margin of 23.2%, a decrease from 47.8% in the third quarter of 2023 and a decrease from 29.1% in the second quarter of 2024, due in part to $8.3 million of drydocking and major repairs during the quarter compared to $2.0 million in the third quarter of 2023 and $8.5 million in the second quarter of 2024, all of which are expensed as incurred.

For the third quarter of 2024, net loss was $16.3 million ($0.59 loss per basic and diluted share). This compares to a net loss for the third quarter of 2023 of $0.9 million ($0.03 loss per basic and diluted share). Sequentially, the third quarter 2024 results compare to a net loss of $12.5 million ($0.45 earnings per basic and diluted share) in the second quarter of 2024.

Chief Executive Officer John Gellert commented:

“The third quarter results reflect overall lower utilization driven by our heavy 2024 maintenance schedule and softer than expected demand during the quarter, particularly in the U.S. Gulf of Mexico and the North Sea markets. While we made progress in remarketing and repositioning our available tonnage, these efforts reduced the utilization of these vessels during the quarter. Our utilization figures were also affected by continuing work on drydockings and major repairs, some of which experienced additional delays as a result of ongoing shipyard and vendor capacity issues. We continue to see challenges as shipyards and other vendors expand their support teams, expertise and production capacity to respond to demand growth. In addition to lower utilization, these results also reflect higher operating expenses, driven mostly by 9.9% higher crewing costs and 30.0% higher maintenance costs relative to the year to date third quarter of 2023, both of which we attribute primarily to increased industry demand and vendor capacity constraints. Nevertheless, our average day rates held steady and we continued to add charters that will contribute improvements to our utilization, with contracted revenue backlog, including options, in excess of $360.0 million.

In the near term, one of our premium liftboats located in the U.S. Gulf of Mexico will return to work in early November after being in the shipyard for maintenance since April. We are also seeing a stronger volume of inquiries for decommissioning work for our liftboats in the 2025-2026 timeframe, which is coming from both the U.S. Gulf of Mexico as well as international markets. We own one of the youngest and most fuel efficient and versatile fleets of offshore vessels in the world. Although demand for our services remains highly correlated to the underlying commodity prices, which have been very volatile during 2024, we are well positioned to capture attractive opportunities servicing offshore energy.”

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels). DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide. SEACOR Marine operates and manages a diverse fleet of offshore support vessels that deliver cargo and personnel to offshore installations, including offshore wind farms; assist offshore operations for production and storage facilities; provide construction, well work-over, offshore wind farm installation and decommissioning support; carry and launch equipment used underwater in drilling and well installation, maintenance, inspection and repair; and handle anchors and mooring equipment for offshore rigs and platforms. Additionally, SEACOR Marine’s vessels provide emergency response services and accommodations for technicians and specialists.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Operating Revenues	$68,916	$76,900	$201,553	$206,428
Costs and Expenses:
Operating	52,907	40,142	150,526	116,381
Administrative and general	11,019	12,300	33,825	37,636
Lease expense	364	651	1,331	2,069
Depreciation and amortization	12,928	13,462	38,749	40,799
	77,218	66,555	224,431	196,885
Gains (Losses) on Asset Dispositions and Impairments, Net	1,821	(512)	1,857	3,352
Operating (Loss) Income	(6,481)	9,833	(21,021)	12,895
Other Income (Expense):
Interest income	358	340	1,396	1,222
Interest expense	(10,127)	(9,536)	(30,626)	(27,060)
Loss on debt extinguishment	—	(2,004)	—	(2,004)
Derivative gains (losses), net	67	—	(372)	—
Foreign currency (losses) gains, net	(1,717)	571	(2,357)	(857)
Other, net	29	—	(66)	—
	(11,390)	(10,629)	(32,025)	(28,699)
Loss Before Income Tax (Benefit) Expense and Equity in Earnings of 50% or Less Owned Companies	(17,871)	(796)	(53,046)	(15,804)
Income Tax (Benefit) Expense	(513)	2,360	(270)	2,421
Loss Before Equity in Earnings of 50% or Less Owned Companies	(17,358)	(3,156)	(52,776)	(18,225)
Equity in Earnings of 50% or Less Owned Companies	1,012	2,273	878	3,182
Net Loss	$(16,346)	$(883)	$(51,898)	$(15,043)

Net Loss Per Share:
Basic	$(0.59)	$(0.03)	$(1.88)	$(0.56)
Diluted	$(0.59)	$(0.03)	$(1.88)	$(0.56)
Weighted Average Common Stock and Warrants Outstanding:
Basic	27,772,733	27,181,754	27,615,699	27,048,656
Diluted	27,772,733	27,181,754	27,615,699	27,048,656

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

		Three Months Ended
	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023
Time Charter Statistics:
Average Rates Per Day	$18,879	$19,141	$19,042	$18,031	$18,046
Fleet Utilization	67%	69%	62%	71%	73%
Fleet Available Days (2)	5,026	4,994	5,005	5,170	5,182
Operating Revenues:
Time charter	$63,313	$65,649	$59,263	$66,498	$68,668
Bareboat charter	372	364	364	368	368
Other marine services	5,231	3,854	3,143	6,217	7,864
	68,916	69,867	62,770	73,083	76,900
Costs and Expenses:
Operating:
Personnel	21,940	21,566	21,670	22,080	19,943
Repairs and maintenance	9,945	10,244	9,763	7,604	7,418
Drydocking	6,068	6,210	6,706	2,561	1,768
Insurance and loss reserves	2,584	3,099	1,738	2,944	1,833
Fuel, lubes and supplies	6,574	3,966	4,523	3,683	5,047
Other	5,796	4,435	3,699	4,397	4,133
	52,907	49,520	48,099	43,269	40,142
Direct Vessel Profit (1)	16,009	20,347	14,671	29,814	36,758
Other Costs and Expenses:
Lease expense	364	486	481	679	651
Administrative and general	11,019	10,889	11,917	11,547	12,300
Depreciation and amortization	12,928	12,939	12,882	13,022	13,462
	24,311	24,314	25,280	25,248	26,413
Gains (Losses) on Asset Dispositions and Impairments, Net	1,821	37	(1)	18,057	(512)
Operating (Loss) Income	(6,481)	(3,930)	(10,610)	22,623	9,833
Other Income (Expense):
Interest income	358	445	593	222	340
Interest expense	(10,127)	(10,190)	(10,309)	(10,444)	(9,536)
Derivative gains (losses), net	67	104	(543)	608	—
Loss on debt extinguishment	—	—	—	—	(2,004)
Foreign currency (losses) gains, net	(1,717)	(560)	(80)	(1,276)	571
Other, net	29	—	(95)	—	—
	(11,390)	(10,201)	(10,434)	(10,890)	(10,629)
(Loss) Income Before Income Tax (Benefit) Expense and Equity in Earnings (Losses) of 50% or Less Owned Companies	(17,871)	(14,131)	(21,044)	11,733	(796)
Income Tax (Benefit) Expense	(513)	(682)	925	6,378	2,360
(Loss) Income Before Equity in Earnings (Losses) of 50% or Less Owned Companies	(17,358)	(13,449)	(21,969)	5,355	(3,156)
Equity in Earnings (Losses) of 50% or Less Owned Companies	1,012	966	(1,100)	374	2,273
Net (Loss) Income	$(16,346)	$(12,483)	$(23,069)	$5,729	$(883)

Net (Loss) Earnings Per Share:
Basic	$(0.59)	$(0.45)	$(0.84)	$0.21	$(0.03)
Diluted	$(0.59)	$(0.45)	$(0.84)	$0.20	$(0.03)
Weighted Average Common Stock and Warrants Outstanding:
Basic	27,773	27,729	27,344	27,182	27,182
Diluted	27,773	27,729	27,344	28,401	27,182
Common Shares and Warrants Outstanding at Period End	28,950	28,941	28,906	28,489	28,481

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$17,188	$22,356	$28,156	$22,584	$23,663
Fleet utilization	42%	37%	27%	50%	57%
Fleet available days	920	921	927	1,152	1,196
Out-of-service days for repairs, maintenance and drydockings	116	179	137	61	151
Out-of-service days for cold-stacked status (2)	175	127	182	254	206
Operating Revenues:
Time charter	$6,593	$7,697	$6,957	$12,929	$16,236
Other marine services	1,188	480	1,026	5,346	5,478
	7,781	8,177	7,983	18,275	21,714
Direct Costs and Expenses:
Operating:
Personnel	6,297	6,284	5,781	6,906	6,712
Repairs and maintenance	1,655	1,879	1,404	819	1,560
Drydocking	2,615	2,570	1,968	303	462
Insurance and loss reserves	799	943	396	1,297	332
Fuel, lubes and supplies	964	866	667	1,032	958
Other	225	226	(171)	475	375
	12,555	12,768	10,045	10,832	10,399
Direct Vessel (Loss) Profit (1)	$(4,774)	$(4,591)	$(2,062)	$7,443	$11,315
Other Costs and Expenses:
Lease expense	$140	$141	$138	$141	$116
Depreciation and amortization	3,194	3,194	2,750	3,479	3,810

Africa and Europe
Time Charter Statistics:
Average rates per day worked	$18,875	$18,580	$15,197	$15,233	$15,388
Fleet utilization	77%	74%	76%	82%	84%
Fleet available days	1,990	1,969	1,775	1,748	1,748
Out-of-service days for repairs, maintenance and drydockings	203	203	238	124	111
Out-of-service days for cold-stacked status	58	91	91	92	54
Operating Revenues:
Time charter	$28,809	$27,047	$20,555	$21,791	$22,528
Other marine services	3,048	1,028	169	189	1,943
	31,857	28,075	20,724	21,980	24,471
Direct Costs and Expenses:
Operating:
Personnel	6,083	4,969	5,181	6,007	5,089
Repairs and maintenance	3,455	3,161	3,209	2,807	2,214
Drydocking	681	1,226	2,032	1,298	320
Insurance and loss reserves	599	819	334	416	573
Fuel, lubes and supplies	2,514	1,170	1,287	623	2,573
Other	3,975	2,801	2,199	2,267	2,448
	17,307	14,146	14,242	13,418	13,217
Direct Vessel Profit (1)	$14,550	$13,929	$6,482	$8,562	$11,254
Other Costs and Expenses:
Lease expense	$75	$172	$178	$289	$372
Depreciation and amortization	4,540	4,565	3,915	3,747	3,821

(1)
See full description of footnote above.
(2)
Includes one liftboat and one FSV cold-stacked in this region as of September 30, 2024.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$17,825	$17,083	$16,934	$17,590	$16,313
Fleet utilization	71%	82%	71%	69%	67%
Fleet available days	1,288	1,296	1,365	1,461	1,472
Out-of-service days for repairs, maintenance and drydockings	229	168	224	360	297
Operating Revenues:
Time charter	$16,411	$18,073	$16,477	$17,729	$16,087
Other marine services	375	619	350	539	267
	16,786	18,692	16,827	18,268	16,354
Direct Costs and Expenses:
Operating:
Personnel	5,769	6,930	5,963	5,522	5,157
Repairs and maintenance	3,318	3,443	2,712	2,590	2,623
Drydocking	832	707	1,483	624	1,056
Insurance and loss reserves	927	798	618	1,022	711
Fuel, lubes and supplies	1,043	1,103	1,198	1,242	743
Other	1,131	989	1,000	1,133	943
	13,020	13,970	12,974	12,133	11,233
Direct Vessel Profit (1)	$3,766	$4,722	$3,853	$6,135	$5,121
Other Costs and Expenses:
Lease expense	$73	$71	$85	$158	$59
Depreciation and amortization	3,261	3,247	3,496	3,643	3,721

Latin America
Time Charter Statistics:
Average rates per day worked	$21,984	$22,437	$28,308	$20,745	$20,656
Fleet utilization	63%	71%	58%	84%	87%
Fleet available days (2)	828	808	938	809	766
Out-of-service days for repairs, maintenance and drydockings	94	41	1	—	67
Operating Revenues:
Time charter	$11,500	$12,832	$15,274	$14,049	$13,817
Bareboat charter	372	364	364	368	368
Other marine services	620	1,727	1,598	143	176
	12,492	14,923	17,236	14,560	14,361
Direct Costs and Expenses:
Operating:
Personnel	3,791	3,383	4,745	3,645	2,985
Repairs and maintenance	1,517	1,761	2,438	1,388	1,021
Drydocking	1,940	1,707	1,223	336	(70)
Insurance and loss reserves	259	539	390	209	217
Fuel, lubes and supplies	2,053	827	1,371	786	773
Other	465	419	671	522	367
	10,025	8,636	10,838	6,886	5,293
Direct Vessel Profit (1)	$2,467	$6,287	$6,398	$7,674	$9,068
Other Costs and Expenses:
Lease expense	$76	$102	$80	$91	$104
Depreciation and amortization	1,933	1,933	2,721	2,153	2,110

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023
AHTS
Time Charter Statistics:
Average rates per day worked	$10,316	$8,125	$8,538	$8,937	$9,947
Fleet utilization	46%	49%	75%	64%	50%
Fleet available days	334	364	364	368	368
Out-of-service days for repairs, maintenance and drydockings	87	29	—	41	111
Out-of-service days for cold-stacked status	58	91	91	92	54
Operating Revenues:
Time charter	$1,576	$1,459	$2,331	$2,102	$1,831
Other marine services	13	219	—	6	930
	1,589	1,678	2,331	2,108	2,761
Direct Costs and Expenses:
Operating:
Personnel	$981	$1,045	$1,064	$944	$1,019
Repairs and maintenance	239	465	220	612	484
Drydocking	436	280	68	58	747
Insurance and loss reserves	66	97	43	73	88
Fuel, lubes and supplies	90	69	616	375	428
Other	263	230	287	295	378
	2,075	2,186	2,298	2,357	3,144
Other Costs and Expenses:
Lease expense	$4	$164	$171	$253	$331
Depreciation and amortization	175	175	175	175	249

FSV
Time Charter Statistics:
Average rates per day worked	$13,102	$12,978	$11,834	$11,841	$11,441
Fleet utilization	81%	80%	72%	74%	79%
Fleet available days	2,024	2,002	2,002	2,105	2,116
Out-of-service days for repairs, maintenance and drydockings	96	128	216	337	227
Out-of-service days for cold-stacked status	83	36	91	92	69
Operating Revenues:
Time charter	$21,606	$20,698	$17,081	$18,502	$19,135
Other marine services	1,012	516	126	163	652
	22,618	21,214	17,207	18,665	19,787
Direct Costs and Expenses:
Operating:
Personnel	$5,637	$5,829	$5,649	$5,320	$5,144
Repairs and maintenance	4,378	4,572	3,093	2,691	2,787
Drydocking	448	457	1,869	1,710	870
Insurance and loss reserves	532	546	277	507	185
Fuel, lubes and supplies	1,962	993	1,051	1,441	1,501
Other	2,238	1,850	1,649	1,632	1,552
	15,195	14,247	13,588	13,301	12,039
Other Costs and Expenses:
Depreciation and amortization	$4,744	$4,746	$4,744	$4,879	$5,002

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023
PSV
Time Charter Statistics:
Average rates per day worked	$21,819	$20,952	$19,133	$19,778	$19,528
Fleet utilization	58%	66%	53%	77%	78%
Fleet available days (1)	1,932	1,900	1,911	1,902	1,870
Out-of-service days for repairs, maintenance and drydockings	349	291	307	109	110
Operating Revenues:
Time charter	$24,488	$26,390	$19,390	$29,140	$28,580
Bareboat charter	372	364	364	368	368
Other marine services	2,855	2,266	416	595	696
	27,715	29,020	20,170	30,103	29,644
Direct Costs and Expenses:
Operating:
Personnel	$9,360	$8,979	$8,850	$9,017	$8,793
Repairs and maintenance	3,798	3,151	4,393	3,520	2,504
Drydocking	2,629	2,616	3,386	472	232
Insurance and loss reserves	636	1,037	395	690	682
Fuel, lubes and supplies	3,594	1,575	1,889	1,027	2,352
Other	2,821	1,850	1,395	1,922	1,761
	22,838	19,208	20,308	16,648	16,324
Other Costs and Expenses:
Lease expense	$(3)	$3	$—	$—	$—
Depreciation and amortization	4,117	4,128	4,073	4,073	4,073

(1)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023
Liftboats
Time Charter Statistics:
Average rates per day worked	$36,423	$43,204	$53,506	$40,181	$39,419
Fleet utilization	58%	54%	53%	52%	59%
Fleet available days	736	728	728	795	828
Out-of-service days for repairs, maintenance and drydockings	109	143	78	60	111
Out-of-service days for cold-stacked status	92	91	91	162	137
Operating Revenues:
Time charter	$15,643	$17,102	$20,461	$16,754	$19,122
Other marine services	1,142	666	1,772	4,666	4,710
	16,785	17,768	22,233	21,420	23,832
Direct Costs and Expenses:
Operating:
Personnel	$5,926	$6,842	$6,140	$5,316	$4,983
Repairs and maintenance	1,531	2,054	2,035	769	1,643
Drydocking	2,555	2,857	1,383	321	(81)
Insurance and loss reserves	1,334	1,482	1,282	1,554	1,148
Fuel, lubes and supplies	928	1,329	967	838	766
Other	473	519	343	531	445
	12,747	15,083	12,150	9,329	8,904
Other Costs and Expenses:
Depreciation and amortization	3,866	3,865	3,866	3,867	4,099

Other Activity
Operating Revenues:
Other marine services	$209	$187	$829	$787	$876
	209	187	829	787	876
Direct Costs and Expenses:
Operating:
Personnel	$36	$(1,129)	$(33)	$1,483	$4
Repairs and maintenance	(1)	2	22	12	—
Insurance and loss reserves	16	(63)	(259)	120	(270)
Fuel, lubes and supplies	—	—	—	2	—
Other	1	(14)	25	17	(3)
	52	(1,204)	(245)	1,634	(269)
Other Costs and Expenses:
Lease expense	$363	$319	$310	$426	$320
Depreciation and amortization	26	25	24	28	39

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023
ASSETS
Current Assets:
Cash and cash equivalents	$35,601	$40,605	$59,593	$67,455	$55,840
Restricted cash	2,263	2,255	2,566	16,676	2,796
Receivables:
Trade, net of allowance for credit loss	76,497	70,770	58,272	63,728	63,246
Other	7,841	6,210	12,210	11,049	8,662
Tax receivable	983	983	983	983	445
Inventories	3,139	3,117	2,516	1,609	1,738
Prepaid expenses and other	4,840	5,659	3,425	2,686	2,957
Assets held for sale	—	500	500	500	6,093
Total current assets	131,164	130,099	140,065	164,686	141,777
Property and Equipment:
Historical cost	921,445	921,443	919,139	918,823	936,520
Accumulated depreciation	(362,604)	(349,799)	(337,001)	(324,141)	(318,549)
	558,841	571,644	582,138	594,682	617,971
Construction in progress	11,935	11,518	13,410	10,362	9,413
Net property and equipment	570,776	583,162	595,548	605,044	627,384
Right-of-use asset - operating leases	3,575	3,683	3,988	4,291	4,907
Right-of-use asset - finance leases	19	28	29	37	45
Investments, at equity, and advances to 50% or less owned companies	2,046	2,641	3,122	4,125	3,857
Other assets	1,864	1,953	2,094	2,153	2,095
Total assets	$709,444	$721,566	$744,846	$780,336	$780,065
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$494	$861	$1,285	$1,591	$1,856
Current portion of finance lease liabilities	17	26	33	35	35
Current portion of long-term debt	28,605	28,605	28,605	28,365	28,005
Accounts payable	22,744	17,790	23,453	27,562	32,468
Other current liabilities	28,808	23,795	21,067	19,533	21,340
Total current liabilities	80,668	71,077	74,443	77,086	83,704
Long-term operating lease liabilities	3,221	3,276	3,390	3,529	3,571
Long-term finance lease liabilities	4	5	—	6	15
Long-term debt	272,325	277,740	281,989	287,544	291,843
Deferred income taxes	26,802	30,083	33,873	35,718	33,078
Deferred gains and other liabilities	1,416	1,447	2,285	2,229	2,217
Total liabilities	384,436	383,628	395,980	406,112	414,428
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	287	286	286	280	280
Additional paid-in capital	477,661	476,020	474,433	472,692	471,158
Accumulated deficit	(154,374)	(138,028)	(125,609)	(102,425)	(108,154)
Shares held in treasury	(8,110)	(8,110)	(8,071)	(4,221)	(4,221)
Accumulated other comprehensive income, net of tax	9,223	7,449	7,506	7,577	6,253
	324,687	337,617	348,545	373,903	365,316
Noncontrolling interests in subsidiaries	321	321	321	321	321
Total equity	325,008	337,938	348,866	374,224	365,637
Total liabilities and equity	$709,444	$721,566	$744,846	$780,336	$780,065

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

		Three Months Ended
	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023
Cash Flows from Operating Activities:
Net (Loss) Income	$(16,346)	$(12,483)	$(23,069)	$5,729	$(883)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	12,928	12,939	12,882	13,022	13,462
Deferred financing costs amortization	298	297	295	279	459
Stock-based compensation expense	1,604	1,587	1,645	1,510	1,540
Debt discount amortization	2,061	1,993	1,926	1,862	1,714
Allowance for credit losses	101	39	3	266	594
(Gain) loss from equipment sales, retirements or impairments	(1,821)	(37)	1	(18,057)	512
Losses on debt extinguishment	—	—	—	—	177
Derivative (gains) losses	(67)	(104)	543	(608)	—
Interest on finance lease	—	1	—	1	59
Settlements on derivative transactions, net	—	—	164	—	197
Currency losses (gains)	1,717	560	80	1,276	(571)
Deferred income taxes	(3,281)	(3,790)	(1,845)	2,640	(960)
Equity (earnings) losses	(1,012)	(966)	1,100	(374)	(2,273)
Dividends received from equity investees	1,498	1,418	—	166	1,031
Changes in Operating Assets and Liabilities:
Accounts receivables	(7,411)	(6,928)	4,291	(3,472)	(747)
Other assets	1,032	(2,395)	(1,290)	733	493
Accounts payable and accrued liabilities	9,325	(4,378)	(3,895)	(6,456)	(7,705)
Net cash provided by (used in) operating activities	626	(12,247)	(7,169)	(1,483)	7,099
Cash Flows from Investing Activities:
Purchases of property and equipment	(210)	(658)	(3,416)	(3,644)	(6,455)
Proceeds from disposition of property and equipment	2,331	86	—	36,692	—
Net investing activities in property and equipment	2,121	(572)	(3,416)	33,048	(6,455)
Principal payments on notes due from others	—	—	—	—	5,000
Net cash provided by (used in) investing activities	2,121	(572)	(3,416)	33,048	(1,455)
Cash Flows from Financing Activities:
Payments on long-term debt	(7,770)	(6,533)	(7,530)	(6,173)	(4,901)
Payments on debt extinguishment	—	—	—	—	(104,832)
Payments on debt extinguishment cost	—	—	—	—	(1,827)
Proceeds from issuance of long-term debt, net of issue costs	—	—	—	87	121,207
Payments on finance leases	(10)	(9)	(9)	(9)	(204)
Proceeds from issuance of common stock, net of issue costs	—	—	—	24	—
Proceeds from exercise of stock options	38	102	—	—	—
Tax withholdings on restricted stock vesting	—	(39)	(3,850)	—	—
Net cash (used in) provided by financing activities	(7,742)	(6,479)	(11,389)	(6,071)	9,443
Effects of Exchange Rate Changes on Cash, Restricted Cash and Cash Equivalents	(1)	(1)	2	1	3
Net Change in Cash, Restricted Cash and Cash Equivalents	(4,996)	(19,299)	(21,972)	25,495	15,090
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	42,860	62,159	84,131	58,636	43,546
Cash, Restricted Cash and Cash Equivalents, End of Period	$37,864	$42,860	$62,159	$84,131	$58,636

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Leased-in	Managed	Total
September 30, 2024
AHTS	2	1	—	3
FSV	22	—	1	23
PSV	21	—	—	21
Liftboats	8	—	—	8
	53	1	1	55
December 31, 2023
AHTS	3	1	—	4
FSV	22	—	3	25
PSV	21	—	—	21
Liftboats	8	—	—	8
	54	1	3	58